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CIGNA VARIABLE PRODUCTS GROUP






--------------------------------------------------------------------------------


Prospectus
May 1, 1999


CIGNA VARIABLE PRODUCTS MONEY MARKET FUND
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND








         THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.












The Securities and Exchange
Commission has not approved
or disapproved these
securities or determined if this
prospectus is accurate or
complete. Anyone who tells
you otherwise is committing a
crime.



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                                TABLE OF CONTENTS


                                                                     PAGE NUMBER



Summary......................................................................  1

Bar Charts and Performance Tables............................................  2

Fees and Expenses of the Funds...............................................  4

Investment Information.......................................................  5

Management of the Funds...................................................... 12

Year 2000 Issues............................................................. 12

Pricing of Shares............................................................ 12

Purchase and Redemption of Shares............................................ 13

Distributions and Federal Income Tax Considerations ......................... 14

Financial Highlights......................................................... 15



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Shares of the funds offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").


FUND INVESTMENT OBJECTIVES:
--------------------------

MONEY MARKET FUND:                 To provide as high a level of current income
                                   as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

INVESTMENT GRADE BOND FUND:        To provide as high a level of current income
                                   as possible consistent with reasonable
                                   concern for safety of principal.

S&P 500 INDEX FUND:                To provide long-term growth of capital by
                                   investing principally in common stocks.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

MONEY MARKET FUND:                 Invests exclusively in high-quality short-
                                   term money market instruments.

INVESTMENT GRADE BOND FUND:        Invests primarily in fixed rate investment
                                   grade debt securities.

S&P 500 INDEX FUND:                Attempts to replicate the composition and
                                   total return, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P 500) by investing in common stocks of companies which make up the S&P
                                   500.

PRINCIPAL RISKS OF INVESTING IN
-------------------------------
THE FUNDS
---------

MONEY MARKET FUND:                 A major change in interest rates or a default
                                   on the Fund's investments could cause the value of your investment in the Fund to change.

                                   An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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INVESTMENT GRADE BOND FUND:        Interest Rate Risk - Changes in interest
                                   rates could cause the value of your
                                   investment to change. The Investment Grade
                                   Bond Fund will be more sensitive to interest rate changes than the Money Market Fund since its bonds generally will have longer maturities.

                                   Credit Risk - Defaults on the Fund's
                                   investments could also cause the value of your investment to change. Although the Investment Grade Bond Fund invests primarily in investment grade debt securities, there is a higher risk of default on the Fund's investments than with the Money Market Fund.

                                   Credit Risk - Prepayment of the securities owned by the Fund can affect the value of your investment.

S&P 500 INDEX FUND:                The Fund is subject to market risk, which is
                                   the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Loss of money is a risk of investing in any of the funds.


BAR CHARTS AND PERFORMANCE TABLES

The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over the life of the funds. There is no bar chart or table for the Investment Grade Bond Fund because this fund does not have performance information for a full year. Performance data shown in the bar charts and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.

The tables show how the funds' average annual returns for one, five and ten years compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the Fund will perform in the future.

          [THE INFORMATION BELOW IS PRESENTED IN A BAR CHART GRAPHIC]

               MONEY MARKET FUND - ANNUAL TOTAL RETURNS

                      5.19%                5.14%

                      1997                 1998


During the period shown in the bar chart, the highest quarterly return was 5.18% (for the quarter ended 12/31/97) and the lowest quarterly return was 4.76% (for the quarter ended 12/31/98).

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AVERAGE ANNUAL TOTAL RETURNS
 FOR THE PERIODS ENDED DECEMBER 31, 1998


                                    Past 1 year                Since Inception
                                                               (commenced
                                                               operations
                                                               March 1, 1996)


Money Market Fund                       5.14%                       5.13%

3-Month U.S. Treasury bills             5.31%                       5.57%

The Money Market Fund's 7-day annualized yield as of December 31, 1998 was
4.71%.


          [THE INFORMATION BELOW IS PRESENTED AS A BAR CHART GRAPHIC]

                   S&P 500 INDEX FUND - ANNUAL TOTAL RETURNS


29.22% -3.99%  37.46%  3.59%    2.97%   0.67%  38.82%  22.48%  33.35%   28.6%

 1989   1990    1991    1992    1993    1994    1995    1996    1997    1998



During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -18.727% (for the quarter ended 9/30/90).

AVERAGE ANNUAL TOTAL RETURNS
 FOR THE PERIODS ENDED DECEMBER 31, 1998

                      Past 1 year         Past 5 years          Past 10 years*

S&P 500 Index Fund       28.60%              23.67%                 18.06%

S&P 500 Index            28.57%              24.06%                 19.21%



*Prior to November 1993 the S&P 500 Index Fund was actively managed.

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FEES AND EXPENSES OF THE FUNDS
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.



                                                                                                   Investment
                                                                                      Money          Grade          S&P 500
                                                                                      Market         Bond             Index
SHAREHOLDER FEES                                                                      Fund           Fund              Fund
(fees paid directly from your investments)                                            ----           ----              ----

       Maximum sales charge (load) imposed on
          purchases (as a percentage of offering price)                              None            None             None
       Maximum deferred sales charge (load)
          (as a percentage of offering price)                                        None            None             None
       Redemption fee (as a percentage
          of amount redeemed)                                                        None            None             None
       Exchange fee                                                                  None            None             None

ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

       Management fees                                                               0.35%          0.50%             .25%
       Distribution (12b-1) fees                                                     None           None              None
       Other expenses (before waivers)                                               0.38%          0.15%/(1)/       0.22%
                                                                                     -----         --------          -----
       Total Annual Fund Operating Expenses (before waivers)                          0.73%         0.65%            0.47%
       Waiver of Fund expenses /(2)/                                                 (0.23%)       (0.15%)          (0.22%)
                                                                                     -------       -------          -------
       Total Actual Fund Operating Expenses (after waivers) /(2)/                     0.50%         0.50%            0.25%




(1) These expenses are based on estimated amounts for the fiscal year ending December 31, 1999.


(2) CIGNA Investments has contractually agreed, until April 30, 2000, to waive management fees and reimburse the funds if and to the extent total annual fund operating expenses exceed 0.50% for the Money Market Fund and the Investment Grade Bond Fund, and 0.25% for the S&P 500 Index Fund. CIGNA Investments may agree to continue to waive management fees and reimburse expenses after April 30, 2000.

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.


The Example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the funds' operating expenses reflect contractual expense limitations for the first year and after that are not limited and remain the same. The Example does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MONEY MARKET FUND
1 year            3 years           5 years          10 years
$5                $21               $38              $89

INVESTMENT GRADE BOND FUND
1 year            3 years
$5                $23

S&P 500 INDEX FUND
1 year            3 years           5 years          10 years
$3                $18               $34              $83


INVESTMENT INFORMATION

MONEY MARKET FUND
INVESTMENT OBJECTIVE AND POLICIES

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

DESCRIPTION OF MONEY MARKET INSTRUMENTS

This is a description of the primary types of money market instruments the fund will own:

U.S. GOVERNMENT DIRECT OBLIGATIONS - Obligations issued by the U.S. Treasury.

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U.S. GOVERNMENT AGENCIES SECURITIES - The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES - include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT - A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of Funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER - The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS - Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS - A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

OPERATIONAL POLICIES


The fund may follow operational policies that are more restrictive than the investment limitations, as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

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Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that CIGNA Investments, Inc., the fund's adviser (CIGNA Investments) believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

INVESTMENT GRADE BOND FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

The fund's objective is to provide as high a level of current income as possible consistent with reasonable concern for safety of principal. The fund intends to achieve this objective by investing primarily in fixed rate investment grade debt securities. Under normal market conditions, the Fund will invest at least 65% of its assets in these securities. The fund invests in a diversified portfolio of marketable debt securities. In addition, the assets of the fund may be invested in obligations of, or guaranteed by, U.S. banks or bank holding companies that are considered by CIGNA Investments to be investment grade or better and money market instruments eligible for purchase by the Money Market Fund.

The Investment Grade Bond Fund also may invest up to 20% of its assets in other fixed-income securities, including convertible bonds and preferred stocks, and in common stocks and similar equity securities when they are acquired as parts of units with fixed-income securities (including warrants or rights to purchase equity investments) or upon exercise of such warrants or rights or upon the conversion of convertible bonds.

The fund may invest up to 40% of its assets in foreign entities of which up to 25% may be payable in foreign currencies and traded abroad. Purchases of foreign securities payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to the Fund.

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The fund's assets may include securities that have been purchased on a when-issued or delayed-delivery basis. Delivery and payment for these securities could take place a month or more after the date of the transaction, during which time the value of the purchase commitment will fluctuate with the market for comparable securities. However, both the payment and interest terms of the securities are fixed at the time the Fund makes a commitment to purchase the securities. The Fund makes these commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

The fund may invest up to 20% of its assets in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's and S&P). These securities are commonly referred to as junk bonds.

The Investment Grade Bond Fund pursues its goals by investing primarily in fixed rate investment grade debt securities, and to a lesser degree, in convertible bonds and preferred stocks. These investments are commonly known as fixed-income investments.

* FIXED-INCOME INVESTMENTS - RISKS IN GENERAL. The value of a fixed-income investment may fall as a result of factors directly relating to the company issuing the investment, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting many companies, such as increased production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

* INTEREST RATE RISK. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing fixed-income investments, and rising interest rates generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a fund receives from them, but will affect the value of the fund's shares. Interest rate risk is often greater for investments with longer maturities.

* PREPAYMENT RISK. Many types of debt securities, including mortgage securities and asset-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. If an investment were to be prepaid during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

* CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they assume. Fixed- income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower-credit risk, but not necessarily lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates. The funds may at times invest in "zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments. These bonds therefore involve greater credit risk and are typically subject to greater price fluctuations than bonds that pay current interest in cash.

Up to 20% of the Investment Grade Bond Fund's investments may be in below investment grade securities. Fixed-income investments rated BB or lower by Standard & Poor's (or its equivalent) are considered below investment grade and are commonly known as "junk bonds." The lower ratings of these investments reflect a

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greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually drop. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value. Credit ratings are based largely on the issuing company's historical financial condition and the rating agencies' investment analysis at the time of purchase. The rating assigned to any particular investment does not necessarily reflect the issuing company's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.

* NON-U.S. INVESTMENTS. Non-U.S. investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means a fund may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of "emerging markets" that typically have less developed legal and financial systems. Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

* SMALLER COMPANIES. The Investment Grade Bond Fund may invest in small and relatively less well-known companies with market capitalizations of less than $1 billion. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, less experienced management group. Investments in smaller companies may trade less frequently and in limited volume, and their prices may fluctuate more than investments in other companies. These investments may therefore be more vulnerable to adverse developments.

* ILLIQUID INVESTMENTS. CIGNA Investments believes that opportunities to earn high yields may exist in investments that are not liquid and that may be considered speculative. The sale of these investments is usually restricted or limited by law, which may mean that the fund will not be able to sell them when CIGNA Investments considers it is desirable to do so or may be able to sell them only at less than their market value. The Investment Grade Bond Fund may invest up to 15% of its assets in illiquid investments.

* FREQUENT TRADING. The fund may buy and sell investments relatively often, which involves higher expenses, including brokerage commissions, and may increase the amount of taxes payable by shareholders.

PRIOR PERFORMANCE OF A FUND SIMILAR TO THE INVESTMENT GRADE BOND FUND

Because the Investment Grade Bond Fund commenced operation in April 1999 it has no reportable operating history and performance. The Investment Grade Bond Fund is modeled after an existing mutual fund, the CIGNA Income Fund, managed by CIGNA Investments and having investment objectives and policies substantially similar to the Investment Grade Bond Fund. The portfolio manager for both the Investment Grade Bond Fund and the Income Fund is Thomas R. Foley. Mr. Foley has been the portfolio manager of the Income Fund and has been primarily responsible for its day-to-day management since July 1991. Prior to that, the Income Fund's portfolio manager was Gary Brown. The Income Fund commenced operations on October 18, 1982. As of December 31, 1998, its net assets were $1,331,434 and its sole shareholder was Connecticut General Life Insurance Company.

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Below you will find performance information for the Income Fund. Although the
Investment Grade Bond Fund has substantially similar investment objectives and policies and the same portfolio manager as the Income Fund, you should not assume that the Investment Grade Bond Fund will have the same future performance as the Income Fund. For example, the Investment Grade Bond Fund's future performance may be greater or less than the performance of the Income Fund due to, among other things, differences in expenses, asset sizes and cash flow (particularly, the small size and infrequent purchase and redemption activity of the Income Fund).

                    INCOME FUND - AVERAGE ANNUAL TOTAL RETURN
                    -----------------------------------------

             1 YR.            3 YRS.            5 YRS.            10 YRS
             -----            ------            ------            -------
             9.26%            6.51%             6.35%              8.98%


                        INCOME FUND - ANNUAL TOTAL RETURN
                        ---------------------------------

                            1998                9.26%
                            1997                9.10%
                            1996                1.36%
                            1995               16.21%
                            1994               -3.12%
                            1993               13.36%
                            1992                7.08%
                            1991               17.94%
                            1990                6.15%
                            1989               14.29%


These performance figures are based on the Income Fund's actual investment performance, after deduction of operating expenses. From 1982 to 1992, CIGNA Investments has waived management fees and reimbursed the Income Fund if and to the extent its total annual operating expenses exceeded 0.75%. Since 1993, CIGNA Investments has waived management fees and reimbursed the Income Fund if and to the extent its total annual operating expenses exceeded 1.00%. If CIGNA Investments had not done so, the Income Fund's performance would be lower than the performance figures shown above. Performance data shown does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.


S&P 500 INDEX FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

The primary objective of the fund is long-term growth of capital by investing principally in common stocks. The fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

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The fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. for instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by CIGNA Investments. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the fund. S&P has no obligation to take the needs of CIGNA Investments or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA INVESTMENTS, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TEMPORARY, DEFENSIVE POSITIONS. The Investment Grade Bond Fund and S&P 500 Index Fund may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective.

CHANGES IN POLICIES. The funds' Trustees may change the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

MANAGEMENT OF THE FUNDS

The investment adviser to the funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $63 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement, CIGNA Investments manages the investment and reinvestment of the assets of the funds.

Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the funds. CIGNA Investments is also responsible for overall management of the business affairs of the funds.

As full compensation for the investment management and all other services rendered by CIGNA Investments, the funds paid CIGNA Investments the following amounts for calendar year 1998: $73,471 for the Money Market Fund; and $395,006 for the S&P 500 Index Fund. CIGNA Investment's fee for managing the funds, as a percentage of each fund's average daily net assets, is as follows:

         Money Market Fund                     -     0.35%
         Investment Grade Bond Fund            -     0.50%
         S&P 500 Index Fund                    -     0.25%

Thomas R. Foley has had primary responsibility for the day-to-day management of the Investment Grade Bond Fund since its inception. He has been a Managing Director of CIGNA Investments since 1995, and before that was a Vice President.

YEAR 2000 ISSUES

The funds could be adversely affected if the computer systems used by CIGNA Investments and the funds' other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the funds, both in their operations and in their investments, CIGNA Investments is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The Investment Grade Bond and S&P 500 Index funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair value. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by a fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with a fund. The funds do not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in a fund are expressed in terms of full and fractional shares of a fund. All investments in a fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of any fund may be suspended for a period of time and each fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in CIGNA Investment's opinion, they would disrupt the management of a fund.

Each fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

-    the NYSE closes for other than weekends and holidays
-    the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-    the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that is offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholders of the funds are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report which is available upon request.



                                MONEY MARKET FUND


                                                                           Year Ended December 31

                                                                                                 MARCH 1, 1996 + TO
                                                             1998               1997            DECEMBER 31,1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.00           $   1.00           $  1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.05               0.05              0.04
Net realized and unrealized gain on securities                -                  -                 -
                                                       -----------         -----------        -----------
TOTAL FROM INVESTMENT OPERATIONS                             0.05               0.05              0.04
                                                       -----------         -----------        -----------

LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.05)             (0.05)            (0.04)
Distributions from capital gains                               -                  -                 -
                                                       -----------        ------------        -----------
TOTAL DISTRIBUTIONS                                         (0.05)             (0.05)            (0.04)
                                                       -----------        ------------        -----------

NET ASSET VALUE, END OF PERIOD                          $    1.00           $   1.00           $  1.00
                                                       ===========        =============       ===========

TOTAL RETURN *                                               5.14%              5.19%             4.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $  28,612           $ 14,540           $ 6,003
Ratio of operating expenses to average net assets **         0.50%              0.50%             0.42%
Ratio of net investment income to average net assets ***     4.98%              5.07%             4.10%


    +  Commencement of operations.
    * Total return would have been lower if certain expenses had not been reimbursed by the Adviser.
   ** Ratios of expenses to average net assets prior to reimbursement of expenses were 0.73%, 1.11% and 1.28%, respectively, for the 1998, 1997 and 1996 periods.
  *** Ratios of net investment income to average net assets prior to reimbursement of expenses were 4.75%, 4.40% and 3.24%, respectively, for the 1998, 1997 and 1996 periods.

                               S&P 500 INDEX FUND



                                                                                          YEAR ENDED DECEMBER 31,
                                                          1998         1997              1996              1995           1994
                                                          ----         ----              ----              ----           ----
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $  15.83      $  12.40         $  10.75        $    8.19      $   9.20
                                                         ---------     ----------       ----------      ----------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income*                                       0.34          0.25             0.22             0.21          0.19
Net realized and unrealized gain (loss)                      4.14          3.86             2.17             2.80         (0.13)
                                                         ---------     ----------       ----------      ----------     ---------
TOTAL FROM INVESTMENT OPERATIONS                             4.48          4.11             2.39             3.01          0.06
                                                         ---------     ----------       ----------      ----------     ---------
LESS DISTRIBUTIONS:
From net investment income                                  (0.40)        (0.32)           (0.29)           (0.27)        (0.14)
From capital gains                                          (0.18)        (0.36)           (0.45)           (0.18)        (0.85)
In excess of net capital gains                                 -             -                -                -          (0.08)
                                                         ---------     ----------       ----------      ----------     ---------
TOTAL DISTRIBUTIONS                                         (0.58)        (0.68)           (0.74)           (0.45)        (1.07)
                                                         ---------     ----------       ----------      ----------     ---------
NET ASSET VALUE, END OF PERIOD                           $  19.73      $  15.83         $  12.40        $   10.75      $   8.19
                                                         =========     ==========       ==========      ==========     =========
TOTAL INVESTMENT RETURN                                     28.60% **     33.35% **        22.48% **        36.82%         0.67%
RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000 OMITTED)                  $206,475      $116,308          $71,513          $66,283       $54,728
RATIO OF OPERATING EXPENSES TO AVERAGE NET
   ASSETS                                                    0.25% A       0.25% A          0.60%  A         0.73%         0.78%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET                2.14% B       1.93% B          1.78%  B         2.05%         2.23%
   ASSETS                                                       2%            4%               4%               4%            4%
PORTFOLIO TURNOVER



  A. RATIOS OF EXPENSES TO AVERAGE NET ASSETS PRIOR TO EXPENSE REIMBURSEMENTS WERE 0.44%, 0.55% AND 0.64% FOR THE 1998, 1997 AND 1996 PERIODS, RESPECTIVELY.

  B. RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS PRIOR TO EXPENSE REIMBURSEMENTS WERE 1.95%, 1.63%, AND 1.74% FOR THE 1998, 1997 AND 1996 PERIODS, RESPECTIVELY.

  * NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED IN ACCORDANCE WITH SEC REQUIREMENTS, WITH THE EXCEPTION THAT END OF YEAR ACCUMULATED UNDISTRIBUTED/(OVERDISTRIBUTED) NET INVESTMENT INCOME HAS NOT BEEN ADJUSTED TO REFLECT CURRENT YEAR PERMANENT DIFFERENCE BETWEEN FINANCIAL AND TAX ACCOUNTING.

 ** TOTAL RETURN WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES HAD NOT BEEN REIMBURSED BY THE ADVISOR.

FOR INVESTORS WHO WANT MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the funds' investments is available in each fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

        CIGNA Variable Products Group
        900 Cottage Grove Road
        Hartford, CT  06152-2210
        Telephone:  1-800-528-6718

You can review and copy the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, DC 20549-6009.

Free from the Commission's Internet website at http://www.sec.gov.

Information on the operation of the public reference room may be obtained by calling the Commission at: 1-800-SEC-0330.


                            CIGNA VARIABLE PRODUCTS GROUP

                            CIGNA VARIABLE PRODUCTS MONEY MARKET FUND
                            CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND


                                                (Investment
                                                Company Act
                                                file No. 811-1646)